UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 22, 2003


                         Commission File Number 0-50218



                            EMPS RESEARCH CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                UTAH                                         87-0669131
  --------------------------------               -------------------------------
   (State or other jurisdiction of               (I.R.S. Employer Identification
    incorporation or organization)                            Number)



                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 ----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                 -------------
                                   (Zip Code)


                                 (801) 582-1881
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         EMPS Research Corporation (the "Company") received a notice dated September 22, 2003 from David T. Thomson, P.C., the Company's independent auditors, indicating that as a result of the increased liability and cost placed upon independent auditors by the Sarbanes-Oxley Act of 2002, David T. Thomson, P.C., will no longer be providing independent auditing services to public reporting companies, including EMPS Research Corporation.

         The reports of David T. Thomson, P.C. on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of David T. Thomson, P.C., there were no disagreements between the Company and David T. Thomson P.C., on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of David T, Thomson P.C., would have caused David
T. Thomson, P.C., to make reference to the matter in his reports.

         The Company has provided David T. Thomson, P.C., a copy of this Form 8-K and the Company has asked David T. Thomson, P.C., to furnish a letter addressed to the Securities and Exchange Commission stating whether David T. Thomson, P.C., agrees with the statements contained herein, or if not, stating the respects in which it does not agree. A copy of the letter provided to the Company by David T. Thomson, P.C., in response to this request is filed as
Exhibit 16.1 to this Form 8-K.

         The Company is currently meeting with public accounting firms to find a suitable replacement to act as the Company's independent public accountants.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits

         16.1 Letter of David T. Thomson, P.C., dated October 7, 2003, regarding the disclosure contained in Item 4 of this report on Form 8-K.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMPS RESEARCH CORPORATION



Date: October 7, 2003                           By /s/ Louis Naegle
                                                  ------------------------------
                                                   Louis Naegle, President


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